UNITED STATES
                                       SECURITIES AND EXCHANGE COMMISSION

                                             Washington, D.C.  20549


                                                    FORM 8-K

                                                 CURRENT REPORT

                                       Pursuant to Section 13 or 15(d) of
                                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 26, 1998 (August 24,
1998)
                          _____________________________________________________


                                        Princeton National Bancorp, Inc.
________________________________________________________________________________
                         (Exact name of registrant as specified in its charter)


                                                    Delaware
________________________________________________________________________________
                                (State or other jurisdiction of incorporation)


                0-20050                                            36-3210283
____________________________________      ______________________________________
       (Commission File Number)               (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                                      61356
________________________________________________________________________________
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code             (815) 875-4444
                                       _________________________________________






Page 1 of 5
Exhibit Index is located on page 4.

ITEM 5.       OTHER EVENTS

       On August 24, 1998, the Registrant issued a press release relating to the favorable adjudication of the Company's lawsuit against its insurance carrier resulting from transactions occurring in 1995. For information regarding the lawsuit, reference is made to the press release dated August 24, 1998, which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

              (c)    Exhibits:

                     Exhibit 99    August 24, 1998 Press Release

                                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PRINCETON NATIONAL BANCORP, INC.
                                                        (Registrant)


                                   By:                         Tony J. Sorcic
                                      _______________________________________
                                                                 President and
                                                      Chief Executive Officer


Dated: August 24, 1998

                                                  EXHIBIT INDEX


NUMBER                      DESCRIPTION

  99                 August 24, 1998 Press Release